Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

23.    SUBSEQUENT EVENTS

Beginning in January 2020, the emergence and wide spread of the novel Coronavirus (“COVID-19”) has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Group’s revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak may adversely affect the Group’s business operations, financial condition and operating results for 2020, including but not limited to negative impact to the Group’s total revenues, slower collection of accounts receivables and additional allowance for doubtful accounts. Because of the uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.